SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018 (June 20, 2018)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On June 20, 2018, National Health Investors ("NHI") issued a press release announcing it has acquired Bavarian Comfort Care, a 51-unit assisted living and memory care community located in Bridgeport, Michigan, and Shield Comfort Care, a 53-unit assisted living and memory care facility located in Saginaw, Michigan, for $17.1 million. The communities were acquired from and will be leased to affiliates of a new partner, Comfort Care Senior Living. The text of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index

Number	Exhibit
99.1	Press Release in HTML format, dated June 20, 2018, titled "NHI Acquires Two Michigan Assisted Living/Memory Care Communities For $17.1 Million"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/Roger R. Hopkins
Name:    Roger R. Hopkins
Title:     Principal Accounting Officer
Date:    June 21, 2018